UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 7, 2018

Internap Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-31989 (Commission File Number)	91-2145721 (IRS Employer Identification Number)

12120 Sunset Hills Road, Suite 330, Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

Registrant’s telephone number, including area code: (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 240.13e-2(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2018, the shareholders of Internap Corporation (the “Company”) approved amendments to the Internap Corporation 2017 Stock Incentive Plan (the “2017 Plan”).

The amendments to the 2017 Plan:

•	increased the number of shares of common stock available for awards under the 2017 Plan by 1,000,000 shares (from 1,125,000 to 2,125,000);

•
provided that outstanding stock awards of a retiring director may vest due to acceleration, at the sole discretion of the Board, prior to the minimum vesting period without affecting the 5% exception, because a more significant portion of director compensation is now paid in shares of restricted stock; and

•	provided that stock awards in employment agreements may vest prior to the minimum vesting period due to contractual acceleration without affecting the 5% exception.

Additional details regarding the amendments are included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2018 (the “2018 Proxy Statement”), under the heading “Proposal 4 - Approval of Amendments to the Internap Corporation 2017 Stock Incentive Plan.” The foregoing summary is qualified in its entirety by the full text of the Amendment No. 1, a copy of which is filed as Annex A to the 2017 Proxy Statement, and incorporated by reference herein.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2018, the Company held its 2018 annual meeting of shareholders (the “Annual Meeting”).  The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

(i) The following directors were elected at the Annual Meeting and the voting for each director was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes

David B. Potts	13,815,178	690,007	635,304	3,825,226
Lance L. Weaver	14,330,616	169,764	640,109	3,825,226

(ii) The Audit Committee’s appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the following vote:

	For	Against	Abstain	Broker Non-Votes
BDO USA, LLP	18,860,378	86,837	18,500	0

(iii) The advisory vote on executive compensation was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation	13,173,461	1,954,791	12,237	3,825,226

(iv) The Amendment No. 1 to the 2017 Plan was approved by the following vote:

	For	Against	Abstain	Broker Non-Votes
Amendment No. 1	14,668,613	456,388	15,488	3,825,226

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Amendment No. 1 to Internap Corporation 2017 Stock Incentive Plan (incorporated herein by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on April 12, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP CORPORATION

Date: June 7, 2018	By:	/s/ Richard P. Diegnan
Richard P. Diegnan
SVP and General Counsel